UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2012 (February 26, 2012)

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois        60062

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(Address of Principal Executive Offices)    (Zip Code)

Registrant’s   telephone   number,   including area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a current report on Form 8-K filed by the Registrant on February 27, 2012, the Board of Directors of the Registrant, at a meeting held on February 26, 2012, appointed Steven E. Shebik as Executive Vice President and Chief Financial Officer, Don Civgin (until this appointment, the Chief Financial Officer of the Registrant) as President of Allstate Financial, and Matthew E. Winter (until this appointment, President of Allstate Financial and a named executive officer) as President of Allstate Auto, Home and Agencies.  Mr. Civgin will also retain responsibility for the Esurance companies.  Each appointment was effective February 27, 2012.

Mr. Shebik, age 55, was Senior Vice President and Chief Financial Officer of Allstate Investments from January 2009 until February 27, 2012, prior to which he was Senior Vice President and Chief Financial Officer of both the Registrant’s Allstate Protection segment, from 2005 to December 2008, and Allstate Financial segment, from 2003 to 2005.  Between 2002 and 2003, he was Senior Vice President, Accounting, Financial Systems & Integration, of the Registrant.  Previously, Mr. Shebik held various positions within the Registrant as an Assistant Treasurer and a vice president in finance and in mergers and acquisitions from 1995 to 2002.

In connection with Mr. Shebik’s appointment as Executive Vice President and Chief Financial Officer, on March 6, 2012, the Registrant’s Compensation and Succession Committee awarded Mr. Shebik 9,736 shares of performance stock and an option to purchase 35,014 shares of the Registrant’s common stock.  The awards were granted under the Registrant’s 2009 Equity Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  Mr. Shebik’s annual salary as Executive Vice President and Chief Financial Officer is currently $550,000.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	The Allstate Corporation 2009 Equity Incentive Plan, as amended and restated effective February 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
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	Name:	Jennifer M. Hager
	Title:	Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: March 7, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT
10.1	The Allstate Corporation 2009 Equity Incentive Plan, as amended and restated effective February 21, 2012